UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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HELIOS AND MATHESON INFORMATION TECHNOLOGY INC.
(Name of Registrant as Specified in Its Charter)

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………………., 2013

Dear Shareholder:

You are cordially invited to attend the Helios and Matheson Information Technology Inc. Annual Meeting of Shareholders on …………………., 2013.  The meeting will begin promptly at 10:00 a.m. at the Company’s headquarters located at Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, New York 10118.

The official Notice of Annual Meeting of Shareholders, proxy statement, proxy card and return envelope are included with this letter.  Also enclosed is our Annual Report to shareholders for the year ended December 31, 2012.  The matters listed in the Notice of the Annual Meeting of Shareholders are described in detail in the proxy statement.

The vote of every shareholder is important.  Please review carefully the enclosed materials and then sign, date and promptly mail your proxy.  If you sign and return your proxy card without giving any instruction, it will be voted as the Board of Directors recommends.

The Board of Directors and management look forward to greeting those shareholders who are able to attend.

Sincerely,

HELIOS AND MATHESON INFORMATION TECHNOLOGY INC.

 /s/ Divya Ramachandran
Divya Ramachandran, President and Chief Executive Officer

HELIOS AND MATHESON INFORMATION TECHNOLOGY INC.
EMPIRE STATE BUILDING 350 FIFTH AVENUE
NEW YORK, NEW YORK 10118

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON ………………….., 2013

To the Shareholders of HELIOS AND MATHESON INFORMATION TECHNOLOGY INC.

PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of Helios and Matheson Information Technology Inc. (“Helios and Matheson” or the “Company”) will be held at 10:00 a.m. (local time), on ………………, 2013, at the Company’s headquarters located at Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, New York 10118 for the following purposes:

1.	To elect the Board of Directors of the Company to serve until the Annual Meeting of Shareholders in 2014 and until their respective successors are duly elected and qualified; and

2.	To ratify the appointment of Mercadien, P.C. as the independent auditor of the Company for the year ending December 31, 2013.

3.	To approve an amendment to the Company’s Certificate of Incorporation changing the Company’s name to Helios and Matheson Analytics Inc.

4.	To approve, on an advisory basis, the frequency of holding an advisory vote on executive compensation.

5.	To approve, on advisory basis, the compensation of our named executive officers.

Only shareholders of record at the close of business on March 28, 2013 are entitled to notice of and to vote at this meeting and any adjournment or postponement thereof.

You may vote in person or by proxy.  You may cast your vote by dating and signing the enclosed proxy exactly as your name appears thereon and promptly returning such proxy in the envelope provided.  If you sign and return your proxy card without giving any instruction, it will be voted as the Board of Directors recommends.

You may revoke your proxy by voting in person at the meeting, by written notice to the Secretary of the Company or by executing and delivering a later-dated proxy by mail, prior to the closing of the polls.  Attendance at the meeting does not by itself constitute revocation of a proxy.  All shares that are entitled to vote and are represented by properly completed proxies timely received and not revoked will be voted as you direct.

You are cordially invited to attend the meeting.  Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card promptly.  This proxy statement and the accompanying form of proxy, together with the Company’s 2012 Annual Report to shareholders, are being mailed to shareholders on or about ……………………., 2013.  Your cooperation is appreciated since a majority of the outstanding shares entitled to vote must be represented, either in person or by proxy, to constitute a quorum for the purposes of conducting business at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ Umesh Ahuja
Umesh Ahuja
Chief Financial Officer and Secretary

…………………., 2013
New York, New York

HELIOS AND MATHESON INFORMATION TECHNOLOGY INC.
EMPIRE STATE BUILDING, 350 FIFTH AVENUE, STE # 7520
NEW YORK, NEW YORK 10118
(212) 979-8228

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
To be Held on …………………….., 2013

This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of Helios and Matheson Information Technology Inc., a Delaware corporation (“Helios and Matheson” or the “Company”), to be voted at its Annual Meeting of Shareholders which will be held at 10:00 a.m. (local time), on …………………., 2013 at the Company’s headquarters located at Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, New York 10118 and at any postponements or adjournments thereof (the “Annual Meeting”).

At the Annual Meeting, the Company’s shareholders will be asked (i) to elect Messrs. Srinivasaiyer Jambunathan, Viraj Patel, Kishan Grama Ananthram and Ms. Divya Ramachandran as directors of the Company to serve until the Annual Meeting of Shareholders in 2014 and until their respective successors are duly elected and qualified (ii) to ratify the appointment of Mercadien, P.C. as the Company’s independent auditor for the year ending December 31, 2013; (iii) to approve an amendment to the Company's Certificate of Incorporation changing the Company's name to Helios and Matheson Analytics Inc.; (iv) to approve, on an advisory basis, the frequency of holding an advisory vote on executive compensation; and (v) to approve, on advisory basis, the compensation of our named executive officers.

This proxy statement and the accompanying form of proxy, together with the Company’s 2012 Annual Report to shareholders, are being mailed to shareholders on or about ……………………., 2013.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on …………………., 2013:

This proxy statement and the Company’s 2012 Annual Report to Shareholders are available for viewing, printing and downloading at www.hmny.com, under About Helios and Matheson.

Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission (“SEC”), will be furnished without charge to any shareholder upon written request to Helios and Matheson Information Technology Inc., Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, New York, 10118, Attention: Mr. Umesh Ahuja, Secretary.  This proxy statement and the Company’s 2012 Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are also available on the SEC’s website at www.sec.gov.

GENERAL INFORMATION

PROXY SOLICITATION

Proxies may be solicited by mail, personal interview, telephone and facsimile transmission, and by directors, officers and employees of the Company (without special compensation).  Since the Company is making this solicitation the expenses for the preparation of proxy materials and the solicitation of proxies for the Annual Meeting will be paid by the Company.

In accordance with the regulations of the Securities and Exchange Commission, the Company will reimburse, upon request, banks, brokers and other institutions, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of the Company’s common stock.

REVOKING YOUR PROXY

A shareholder may revoke a proxy at any time before it is exercised by one of the three following ways:

•
By filing with the Secretary of the Company a written revocation to the attention of Mr. Umesh Ahuja, Secretary, Helios and Matheson Information Technology Inc., Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, New York, 10118, Telephone: (212) 979-8228.  We must receive your written revocation before the time of the Annual Meeting;

•	By submitting a duly executed proxy bearing a later date than your original proxy. We must receive such later dated proxy before the time of the Annual Meeting; or

•
By voting in person at the meeting.  However, attendance at the Annual Meeting does not by itself constitute revocation of a proxy.  A shareholder who holds shares through a broker or other nominee must bring a legal proxy ballot to the meeting if that shareholder desires to vote at the meeting.

VOTING YOUR SHARES

Shares represented by each properly executed and returned proxy card will be voted (unless earlier revoked) in accordance with the instructions indicated.  If no instructions are indicated on the proxy card, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted “FOR” proposals 1, 2, 3 and 5 and, as to proposal number 4 which asks for a recommendation on the frequency of holding an advisory vote on executive compensation, will be voted for one year.

Under the Company’s By-Laws, the presence at the Annual Meeting, in person or by duly authorized proxy, of the holders of a majority of the total number of outstanding shares of common stock, voting as a single class, entitled to vote, constitutes a quorum for the transaction of business.  Shares of our common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.

An "abstention" is the voluntary act of not voting by a shareholder who is present at a meeting and entitled to vote.  "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which instructions have not been received from the beneficial owners or persons entitled to vote, and (i) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity or (ii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

VOTES REQUIRED FOR APPROVAL

Shares Entitled to Vote.  Only holders of record of the Company’s common stock at the close of business on March 28, 2013 (the “Record Date”) are entitled to notice, to attend and to vote at the Annual Meeting with each share entitled to one vote.  As of the close of business on the Record Date, the Company had 2,330,438 shares of common stock outstanding.

Votes Required.  The votes required on each of the proposals are as follows:

Proposal 1: Election of Directors
The four nominees for director who receive the most votes will be elected. This is called a “plurality”. If you indicate “withhold authority to vote” for a particular nominee on your proxy card, your vote will not count either for or against the nominee.  If you do not provide instructions on how to vote for a particular nominee, your broker will not vote with respect to such director.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the shares of common stock present in person or by proxy which are entitled to vote at the Annual Meeting is required to ratify the Audit Committee's selection of the independent registered public accounting firm.  If you abstain from voting, your abstention will not count as a vote cast for or against the proposal.

Proposal 3: Approval of an Amendment to our Certificate of Incorporation to change our name from Helios and Matheson Information Technology Inc. to Helios and Matheson Analytics Inc.
The affirmative vote of a majority of the shares of common stock entitled to vote at the Annual Meeting is required to amend our Certificate of Incorporation to change our name.  If you abstain from voting, your abstention will not count as a vote cast for or against the proposal.

Proposal 4: Frequency of Holding an Advisory Vote on Executive Compensation.	Proposal 4 is an advisory vote and is non-binding on the Company and the Board. The proposal solicits advice only as to how frequently we should seek future advisory votes on executive compensation and, therefore, there is no minimum number of votes required with respect to the proposal. Instead, the one year, two year or three year period option receiving the largest number of votes and constituting at least a majority of the quorum will constitute the advisory vote.

Proposal 5: Advisory vote on Executive Compensation	Proposal 5 is an advisory vote and is non-binding on the Company and the Board. The proposal solicits advice only and therefore, there is no minimum number of votes required with respect to this proposal.

Controlled Company

Helios and Matheson Information Technology Ltd., an IT services organization with its corporate headquarters in Chennai, India, referred to herein as "Helios and Matheson Parent", owns approximately 75% of the Company’s outstanding common stock.

Helios and Matheson is a “Controlled Company” for purposes of the NASDAQ listing requirements.  A “Controlled Company” is a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company.  Certain NASDAQ requirements do not apply to a “Controlled Company”, including requirements: (i) that a majority of its Board of Directors must be comprised of “independent” directors as defined in NASDAQ’s rules; and (ii) that the compensation of officers and the nomination of directors be determined in accordance with specific rules, generally requiring determinations by committees comprised solely of independent directors or in meetings at which only the independent directors are present.

PROPOSAL 1

ELECTION OF DIRECTORS

We are asking our shareholders to elect four directors at the Annual Meeting.  Each director will be elected to serve for a one-year term, unless he/she resigns or is removed before the term expires.  Each of the nominees listed below is currently a member of the Board of Directors and each of them has consented to serve as a director if elected.  Each of the nominees listed below was recommended by Helios and Matheson Parent. There is detailed information about each of the nominees available in the section of this proxy statement titled “Nominees Standing for Election”.

If any of the nominees cannot serve for any reason, the Board of Directors may designate a substitute nominee or nominees.  If a substitute is nominated, we will vote all valid proxies for the election of the substitute nominee or nominees.  Alternatively, the Board of Directors may also decide to leave the Board seat or seats open until a suitable candidate or candidates are nominated, or it may decide to reduce the size of the Board.

Nominees Standing for Election

The following nominees are standing for election to serve as directors until the Annual Meeting of Shareholders in 2014:

Name	Age	Position
Srinivasaiyer Jambunathan	74	Chairman and Director
Kishan Grama Ananthram	49	Director
Viraj Patel	50	Director
Divya Ramachandran	33	Director

Srinivasaiyer Jambunathan has been a director of the Company since August 22, 2006 and Chairman of the Board since April 1, 2008.  Mr. Jambunathan was named Vice Chairman of the Board of Directors on November 8, 2006 and Lead Director on April 25, 2007.  Mr. Jambunathan is the Chairman of the Nominating and Corporate Governance Committee and the Executive Committee as well as a member of the Audit Committee and Compensation committee.  Mr. Jambunathan is a director for Patel Engineering Company Limited and Inventure Growth and Securities Private Limited, Mumbai and a non-executive director for Calyx Chemicals & Pharmaceuticals Limited, Mumbai.  Since January 2001, Mr. Jambunathan has served as non-executive Chairman of First Policy Insurance Pvt. Ltd.  From November 2003 to May 2007, Mr. Jambunathan was a director of JSW Steel Ltd.  Mr. Jambunathan served as a director of the Bombay Stock Exchange, and thereafter, Bombay Stock Exchange Limited for a total period of six years until 2006.  Mr. Jambunathan was also the non-executive Chairman of Bombay Stock Exchange from March 2003 to August 2005.  From March 2005 to August 2005 Mr. Jambunathan also served as non-executive Chairman of Provogue India Ltd., a men’s designer wear and fashion apparel company.  Mr. Jambunathan was Chairman of the local Advisory Board, State Bank of Mauritius from 1996 to 2001.  Mr. Jambunathan brings to the Company’s Board a wealth of knowledge of organizational and operational management as well as board leadership experience essential to a public company which led us to the conclusion that he should serve as a director.

Viraj Patel has been a director of the Company and Chairman of the Audit Committee since May 2, 2012. Mr. Patel is a finance executive with over 30 years of experience in multinational technology and diversified industrial companies.  From September, 2010 till March 31, 2013, Mr. Patel served as the Chief Financial Officer of Deeya Energy, Inc., a venture-backed private company.  From August, 2008 until February 2010, Mr. Patel served as Interim Chief Financial Officer UTStarcom Holdings Corp (NasdaqGS:  UTSI), and served as Vice President, Corporate Controller and Chief Accounting Officer of UTSI from November 2005 to August 2008.  Mr. Patel served as Vice President of Finance of Nektar Therapeutics (NasdaqGS:  NKTR) from 2004 to 2005 and as Chief Financial Officer of Avanti Corporation, a publicly traded company acquired by Synopsys (NasdaqGS: SNPS), from 1999 to 2002.  From 1989 to 1999, Mr. Patel had a progressive career with Pall Corporation (NYSE:  PLL), culminating in his position there as Chief Accounting Officer.  Mr. Patel began his professional career at Pricewaterhouse (now PWC) in New York in 1982.  Mr. Patel holds a BBA from Pace University in New York.  Mr. Patel is a Certified Public Accountant in the State of New York and is a member of the New York State Society of CPAs and a member of the American Institute of Certified Public Accountants. Mr. Patel's extensive experience as the principal financial officer for publicly traded companies and his knowledge in the area of financial reporting led us to the conclusion that he should serve as a director.

Kishan Grama Ananthram has been a director of the Company since August 22, 2006.  Mr. Ananthram is the Chairman of the Compensation Committee and a member of the Executive Committee and Audit Committee.  Mr. Ananthram has served as the Founder, Chairman and Chief Executive Officer of IonIdea, Inc., a software product and engineering outsourcing company since January 1994.  Mr. Ananthram has over 20 years of entrepreneurial, management, sales and technology experience.  Prior to founding IonIdea, Inc. Mr. Ananthram held various technical and management positions with NUS, Sprint, GTE, Fannie Mae and Hughes.  Mr. Ananthram brings to the Company’s Board over 20 years of entrepreneurial, management, sales and technology experience which led us to the conclusion that he should serve as a director.

Divya Ramachandran has been a director of the Company since August 22, 2006.  Ms. Ramachandran is a member of the Executive Committee, the Nominating and Corporate Governance Committee and the Compensation Committee.  Since May 2010, Ms. Ramachandran has been President and Chief Executive Officer of the Company. From February 2004 to May 2010, Ms. Ramachandran was at Helios and Matheson Information Technology Ltd., the Company’s parent, initially focusing on mergers and acquisitions and later on sales and client relationships.  From June 2003 to January 2004, Ms. Ramachandran was Program Director for General Management Programs at the Indian School of Business.  From July 2002 to January 2003, Ms. Ramachandran was a Senior Manager, Strategy and Restructuring Cell for Lupin Limited, one of India’s leading pharmaceutical companies. From June 2000 to 2001, Ms. Ramachandran was an associate with Arthur Andersen.  Ms. Ramachandran brings to the Company’s Board valuable insight into organizational and operational issues as well as experience in managing complex global information technology companies which led us to the conclusion that she should serve as a director.

Recommendation

The Nominating and Corporate Governance Committee has nominated each of the director nominees set forth in Proposal 1.  The Board of Directors recommends that shareholders vote FOR each of the nominees.

CORPORATE GOVERNANCE

Board of Directors Meetings and Committees

During the year ended December 31, 2012, the Board of Directors met eight times. The Board of Directors has an Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Committee of Independent Directors and an Executive Committee.  During 2012, the Audit Committee held four meetings, the Executive Committee held eight meetings, the Nominating and Corporate Governance Committee held three meetings and the Compensation Committee held one meeting. Each of the committees of the Board of Directors acts pursuant to a separate written charter adopted by the Board of Directors.  During 2012, each member of the Board of Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees on which he or she served.

It is anticipated that each member of the Board of Directors will attend the Company’s 2013 Annual Meeting of Shareholders.  At the Company’s 2012 Annual Meeting of Shareholders, three of four directors were in attendance.  The Company does not have a formal policy with respect to directors’ attendance at the Annual Meeting of Shareholders.

Board Leadership Structure and Role in Risk Oversight

In accordance with the Company’s Bylaws, the Board of Directors elects the Company’s Chairman and Chief Executive Officer.  Each of these positions may be held by the same person or may be held by different people.  Currently, these two offices are held by different people.  The Board of Directors believes that the Company and its shareholders are best served by having a policy that provides the Board of Directors the ability to select the most qualified and appropriate individual to lead the Board as Chairman.  The Board of Directors also believes it is important to remain flexible when allocating responsibilities among these two offices in a way that best serves the needs of the Company.  The Board of Directors believes it is appropriate at this time to maintain separate offices of Chairman and Chief Executive Officer as it allows the Company’s Chief Executive Officer to focus primarily on her management responsibilities.

In May 2012, the Board of Directors appointed Mr. Srinivasaiyer Jambunathan as the Company’s Chairman of the Board.  Mr. Jambunathan is expected to continue to serve as Chairman of the Board following the Company’s 2013 Annual Meeting.

The Company is exposed to a number of risks that are inherent with every business.  Such risks include, but are not limited to, financial and economic risks and legal and regulatory risks.  While management is responsible for the day-to-day management of these risks, the Board of Directors, as a whole and through its committees, is responsible for the oversight of risk management.  The Board of Directors is responsible for evaluating the adequacy of risk management processes and determining whether such processes are being implemented by management.  The Board of Directors has delegated to the Audit Committee the primary role in carrying out risk oversight responsibilities.  The Audit Committee’s Charter provides that it will discuss significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.  The Board of Directors has also delegated to other committees the oversight of risks within their areas of responsibility and expertise.  For example, the Compensation Committee oversees risks associated with the Company’s policies and practices relating to compensation.

Independent Directors

Upon consideration of the criteria and requirements regarding director independence set forth in NASDAQ Rule 5605, the Board of Directors has determined that the following three nominees, Messrs. Jambunathan, Patel and Ananthram, meet NASDAQ’s independence standards.

Audit Committee

Audit Committee. The Audit Committee is authorized to engage the Company’s independent auditors and review with such auditors (i) the scope and timing of their audit services and any other services they are asked to perform, (ii) their report on the Company’s financial statements following completion of their audit and (iii) the Company’s policies and procedures with respect to internal accounting and financial controls.  In addition, pursuant to NASDAQ Rules, the Company must have an Audit Committee composed of at least three members, each of whom must satisfy specified independence and qualification criteria.  Currently, the Audit Committee is comprised of Messrs. Patel (Chairman), Ananthram and Jambunathan.  The Board of Directors has determined that Mr. Patel qualifies as an “audit committee financial expert.”  The Board of Directors has determined that each of the members of the Audit Committee is independent (as independence is defined in NASDAQ Rule 5605(a)(2) and in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended). During the year ended December 31, 2012, the Audit Committee held four meetings.  The Audit Committee Charter is posted at the Company’s website, www.hmny.com, under “About Helios and Matheson — Management”.  Any person may obtain a copy of the Audit Committee Charter without charge by calling 212-979-8228 or by writing to Helios and Matheson Information Technology Inc., Empire State Building, 350 Fifth Avenue, Suite 7520, New York, NY 10118, Attention Mr. Umesh Ahuja, Secretary.

Compensation Committee

Compensation Committee. The Compensation Committee is authorized and empowered to approve appointments and promotions of executive officers of the Company and fix salaries for such officers, provided that all actions of the Compensation Committee must be ratified by the full Board of Directors within three months of the subject action.  The Compensation Committee is also authorized to administer the Company’s Amended and Restated 1997 Stock Option and Award Plan.  Currently, the Compensation Committee is comprised of Messrs. Ananthram (Chairman), Jambunathan and Ms. Ramachandran.  The Board of Directors has determined that Mr. Ananthram and Mr. Jambunathan are independent members of the Compensation Committee (as independence is defined in NASDAQ Rule 5605(a)(2)).  The Compensation Committee met once during the year ended December 31, 2012.  The Compensation Committee may delegate its authority to subcommittees or the Chairman of the Compensation Committee when it deems it appropriate and in the best interests of the Company.  The Compensation Committee Charter is posted at the Company’s website, www.hmny.com, under “About Helios and Matheson — Management”.

Nominating and Corporate Governance Committee

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is authorized to nominate candidates to the Board of Directors.  Currently the Nominating and Corporate Governance Committee is comprised of Messrs. Jambunathan and Ananthram and Ms. Ramachandran.  The Board of Directors has determined that, with the exception of Ms. Ramachandran, the members of the Nominating and Corporate Governance Committee are independent (as independence is defined in NASDAQ Rule 5605(a)(2)).  The Nominating and Corporate Governance Committee Charter is posted at the Company’s website, www.hmny.com, under “About Helios and Matheson — Management”.  The Nominating and Corporate Governance Committee met three times during the year ended December 31, 2012.

The Nominating and Corporate Governance Committee receives recommendations for director nominees from a variety of sources, including from shareholders, management and members of the Board of Directors.  Shareholders may recommend any person to be a director of the Company by writing to the Company’s Secretary. Each submission must include (i) a brief description of the candidate, (ii) the candidate’s name, age, business address and residence address, (iii) the candidate’s principal occupation and the number of shares of the Company’s capital stock beneficially owned by the candidate and (iv) any other information that would be required under the SEC rules in a proxy statement listing the candidate as a nominee for director.  There has been no material change to these procedures.

The Nominating and Corporate Governance Committee generally reviews all recommended candidates at the same time and subjects all candidates to appropriate review criteria.  Members of the Board of Directors should be qualified, dedicated, ethical and have experience relevant to the Company’s operations and understand the complexities of the Company’s business environment.  The Nominating and Corporate Governance Committee evaluates candidates in the context of the current composition of the Board of Directors, and these recommendations are submitted to the Board of Directors for review and approval. As part of this assessment, the Nominating and Corporate Governance Committee considers diversity of age, skills and such other factors as it deems appropriate, given the current needs of the Board of Directors and its committees. The Nominating and Corporate Governance Committee is also responsible for providing a leadership role in shaping and monitoring the corporate governance practices of the Company.

Executive Committee

Executive Committee.  The Executive Committee has all the powers of the Board of Directors except for the matters that have been explicitly delegated by the Board of Directors to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.  The objectives of the Executive Committee include: (i) focusing on business development, (ii) assisting in formulating business strategies, (iii) monitoring the Company’s progress on a monthly basis (actual vs. planned performance), (iv) controlling expenditures, (v) when necessary, taking appropriate corrective action, (vi) formulating plans for the future, (vii) helping management improve performance and sanctioning actions by management to do so, (viii) periodically reviewing in consultation with the Company’s Chief Executive Officer the Company’s management succession planning and (ix) other actions consistent with applicable law and the Company’s governing documents that the Executive Committee or the Board deems appropriate.  Pursuant to Delaware General Corporate Law, the Executive Committee may not approve, adopt or recommend to shareholders any action or matter other than the election or removal of directors expressly required to be submitted to shareholders for approval or the adoption, amendment or repeal of any bylaw of the Company.  Currently the Executive Committee is comprised of Messrs. Jambunathan (Chairman) and Ananthram and Ms. Ramachandran. During the year ended December 31, 2012, the Executive Committee met eight times.

Other Committees

The Board of Directors may establish additional standing or ad hoc committees from time to time.

Shareholder Communication with the Board

Correspondence from the Company’s shareholders to the Board of Directors or any individual directors or officers should be sent to the Company’s Secretary. Correspondence addressed to either the Board of Directors as a body, or to any director individually, will be forwarded by the Company’s Secretary to the Chairman of the Nominating and Corporate Governance Committee or to the individual director, as applicable.  The Company’s Secretary will regularly provide to the Board of Directors a summary of all shareholder correspondence that the Secretary receives. This process has been approved by the Company’s Board of Directors.

All correspondence should be sent to Helios and Matheson Information Technology Inc., Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, NY 10118, Attention: Mr. Umesh Ahuja, Secretary.

Compensation Committee Interlocks and Insider Participation

As noted above, currently, the Compensation Committee is comprised of Messrs. Ananthram (Chairman), Jambunathan and Ms. Ramachandran. Since May 2010, Ms. Ramanchandran has been the President and Chief Executive Officer of the Company. None of the other members of the Compensation Committee has ever been an officer or employee of the Company.

Kishan Grama Ananthram, a member of the Company’s Board of Directors, is the Chief Executive Officer of IonIdea and Mr. Ananthram and his spouse own all of the outstanding capital stock of IonIdea.  The Company currently uses professional services and equipment provided by IonIdea.  For additional information, please see “Certain Relationships and Related Transactions”.

Code of Business Conduct and Ethics

The Board of Directors has adopted a code of ethics designed, in part, to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with or submits to the Securities and Exchange Commission and in the Company’s other public communications, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations of the code to an appropriate person or persons, as identified in the code, and accountability for adherence to the code.  The code of ethics applies to all directors, executive officers and employees of the Company.  The Company will provide a copy of the code to any person without charge, upon request to Ms. Jeannie Lovastik, Human Resources Generalist by calling (212) 979-8228 or by writing to Helios and Matheson Information Technology Inc., Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, NY 10118, Attention: Ms. Jeannie Lovastik.

The Company intends to disclose any amendments to or waivers of its code of ethics as it applies to directors or executive officers by filing them on Form 8-K.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has recommended to the Board of Directors of the Company the selection of Mercadien, P.C. to be the independent auditor of the Company for the year ending December 31, 2013.

Mercadien has served as the principal accountant for the Company since April 7, 2005.

Audit Fees

For the years ended December 31, 2012 and 2011, the aggregate fees paid or expected to be paid to Mercadien, P.C. for the audit of the Company’s financial statements for such years and the review of the Company’s interim financial statements were $80,000 and $75,000 respectively.

Audit-Related Fees

During the years ended December 31, 2012 and 2011, Mercadien, P.C. was paid $0 and $9,650, respectively, for audit-related fees.

Tax Fees

During the years ended December 31, 2012 and 2011, there were no fees paid to Mercadien, P.C. for tax advice and tax planning services.

All Other Fees

During the years ended December 31, 2012 and 2011, Mercadien, P.C. was paid $2,800 and $0 for professional services other than audit and tax services.

Audit Committee Policies and Procedures

The Audit Committee reviews the independence of the Company’s auditors on an annual basis and has determined that Mercadien, P.C. is independent. In addition, the Audit Committee pre-approves all fees and work which is performed by the Company’s independent auditor.

Report of the Audit Committee of the Board of Directors

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2012. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

REVIEW WITH MANAGEMENT. The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS. The Audit Committee has discussed with Mercadien P.C., the Company’s independent accountants for the fiscal year ended December 31, 2012, the matters required to be discussed by SAS 61 (Communication With Audit Committees), as amended that includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee has received from Mercadien P.C. the required written communication, as required by the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the audit committee concerning independence and has discussed with the independent audit firm, that firm’s independence.

CONCLUSION. Based on the review and discussions with management and Mercadien P.C. referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

AUDIT COMMITTEE:
Mr. Viraj Patel, Chairman
Mr. Kishan Ananthram
Mr. S. Jambunathan

Auditors’ Attendance at the Annual Meeting

A representative of Mercadien, P.C., the independent auditor of the Company for the year ending December 31, 2012, is expected to be present at the Annual Meeting. The representative will be given the opportunity to make a statement at the Annual Meeting and is expected to be available to respond to appropriate questions.

Recommendation

The Board of Directors recommends that the shareholders RATIFY the selection of Mercadien, P.C. to be the independent auditor of the Company for the year ending December 31, 2013.

PROPOSAL 3

AMENDMENT TO CERTIFICATE OF INCORPORATION
TO CHANGE OUR NAME

On …………….., 2013 our Board of Directors approved the change of our name from “Helios and Matheson Information Technology Inc.” to “Helios and Matheson Analytics Inc.”  Management believes that the new name more accurately reflects our business and operations going forward.  Subject to approval by our stockholders, the name change will become effective immediately upon filing an amendment (the "Proposed Amendment") with the Delaware Secretary of State.  The Proposed Amendment is attached to this proxy statement as Appendix A.

Section 242 of the Delaware General Corporation Law

Section 242 of the Delaware General Corporation Law permits an amendment of a corporation’s certificate of incorporation to allow for a change of the corporation’s name so long as the amendment is approved by the holders of at least a majority of the outstanding stock.

Recommendation

The Board of Directors recommends that the shareholders vote FOR amending the Certificate of Incorporation to change the name of the Company to Helios and Matheson Analytics Inc.

PROPOSAL 4

APPROVAL, ON AN ADVISORY BASIS, OF THE FREQUENCY
OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our executive officers named in our executive officer compensation disclosure in accordance with the rules of the U.S. Securities and Exchange Commission.  By voting with respect to this proposal, our stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one, two or three years.

Our Board of Directors has determined that an advisory vote on executive compensation each year will allow our stockholders to provide timely, direct input on the executive compensation philosophy, policies and practices as disclosed in our proxy statement and Annual Report on Form 10-K each year.  Our Board of Directors believes that a vote each year is therefore consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters.

We recognize that some of our stockholders may have different views as to the best approach and although this vote is advisory and not binding on us or our Board of Directors in any way, our directors have concluded that it is in our best interests and those of our stockholders to hold an advisory vote on executive compensation in accordance with the advice of a majority of our stockholders.

Vote and Recommendation

This is an advisory vote and does not require a minimum number of votes.  The Board of Directors recommends, however, that the advisory vote be held each year.

PROPOSAL 5

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS

In recent years, good corporate governance commentators and advisors have advocated and, increasingly, governmental regulatory authorities, including the SEC, are mandating that public companies initiate procedures to ensure that our stockholders have input on our compensation programs for our named executive officers.

Our Board values and encourages constructive dialogue on executive compensation and other important governance topics with our stockholders, to whom it is ultimately accountable. We urge you to read this Proxy Statement for additional details on the Company’s executive compensation.

Our Say-on-Pay Proposal is designed to provide our stockholders with the opportunity to consider and vote upon the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of SEC Regulation S-K, including the compensation table and narrative discussion.  Although the vote is advisory and non-binding on the Company or the Board, our Board and the Compensation Committee will review the voting results.  To the extent there is any significant lack of support for the compensation of our named executive officers, we would expect to initiate procedures designed to help us better understand stockholder concerns.

Marking the Proxy Card “For” indicates support for the compensation of our named executive officers; marking the Proxy Card “Against” indicates lack of support for the compensation of our named executive officers. You may abstain by marking the “Abstain” box on the Proxy Card.

Vote and Recommendation

This is an advisory vote and does not require a minimum number of votes.  However, our Board of Directors recommends that stockholders vote "FOR" the approval of the compensation paid to our named executive officers.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned as of ..........................., 2013 by each person known by the Company to own beneficially more than 5% of the common stock.  None of the Company’s directors or executive officers named in the Summary Compensation Table own shares of the Company’s common stock or have the right to acquire shares of the Company’s common stock. As of ……………………., 2013, 2,330,438 shares of the Company’s common stock were outstanding.  Unless otherwise indicated in the table below, the address of each shareholder is c/o Helios and Matheson Information Technology Inc., Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, New York 10118.

	Common stock beneficially owned (1)
Name	Number of Shares		Percentage of Ownership
Helios and Matheson Information Technology Ltd	1743040	(2)	74.80%
Navneet Chugh S	230000	(3)	9.9%

(1)
As used in the tables above, “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security.  A person is deemed to have "beneficial ownership" of any security that such person has a right to acquire within 60 days of ……………………., 2013.  Any security that any person named above has the right to acquire within 60 days is deemed to be outstanding for purposes of calculating the ownership of such person but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person.  Unless otherwise noted, the Company believes each person listed has the sole power to vote, or direct the voting of, and power to dispose, or direct the disposition of, all such shares.  The table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission.

(2)	Helios and Matheson Information Technology Ltd.’s principal executive offices are located at Crest No 04-01, Ascendas International Tech Park, Taramani, Chennai 600 113 India.

(3)	Address of Navneet Chugh S is 15925 Carmenita Road, Cerritos CA 90703 – 2206

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and certain beneficial owners of the Company's equity securities (the "Section 16 Reporting Persons") to file with the SEC reports regarding their ownership and changes in ownership of the Company’s equity securities. The Company believes that, during fiscal year 2012, its Section 16 Reporting Persons complied with all Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons, Promoters and Certain Control Persons

The following describes all transactions since January 1, 2011 and all proposed transactions in which the Company is, or it will be, a participant and the amount involved exceeds $120,000 or 1% of the average of the Company’s total assets at year end for the last 2 completed fiscal years; and in which any related person had or will have a direct or indirect material interest.

Effective August 1, 2012, the Company renewed a Statement Of Work dated August 1, 2011 (expired on July 31, 2012) with IonIdea, Inc. to provide certain professional services, workstation facilities and communication equipment to the Company and its wholly-owned subsidiary Helios and Matheson Global Services Private Limited.  The Statement of Work commenced on August 1, 2008, and continues through July 31, 2013 after renewal.  Prior to September 4, 2008, the Company had been using the same professional services, workstation facilities and communication equipment from IonIdea without a contract since July 1, 2007.  Kishan Grama Ananthram, a member of the Company’s Board of Directors, is the Chief Executive Officer of IonIdea and Mr. Ananthram and his spouse own all of the outstanding capital stock of IonIdea.  The total amount paid to IonIdea is based upon the number of Company employees using workstation facilities and communication equipment.  From January 1, 2011 through December 31, 2011 and January 1, 2012 through the date of this proxy statement, the amounts paid to IonIdea were $ 37,018 and $ 62,479. respectively.

In September 2010, the Company entered into a Memorandum of Understanding with Helios and Matheson Parent (the “HMIT MOU”) pursuant to which Helios and Matheson Parent has agreed to make available to the Company facilities of dedicated Off-shore Development Centers (“ODCs”) and also render services by way of support in technology, client engagement, management and operating the ODCs for the Company. Helios and Matheson Parent has been providing recruitment services to Helios and Matheson Information Technology Inc. and has not charged a fee for these services. Helios and Matheson Parent also makes investments in deepening the client relationships which take the form of providing knowledge transition free of cost to clients and volume/business commitment based discounts. The investment made by Helios and Matheson Parent in this regard during the twelve months ended December 31, 2012 is approximately $203,000.  The amount payable to Helios and Matheson Parent for services rendered under the HMIT MOU was $430,722 and $540,448 for the twelve months ended December 31, 2012 and 2011, respectively and is included as a component of cost of revenue. All payments to Helios and Matheson Parent under the MOU are made after collections are received from clients. The amount paid to Helios and Matheson Parent for services rendered under the HMIT MOU was $308,778 and $615,621 for the twelve months ended December 31, 2012 and 2011, respectively.

In approving transactions with related parties, our Board of Directors follows Section 144 of the Delaware General Corporation Law.  Section 144 requires the following:

(1) The material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(2) The material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the stockholders.

In approving the transactions disclosed above, the disinterested members of the Board determined that the consideration to be paid for the services and equipment provided by the related party was comparable to the consideration that would have been paid to an independent party for similar services and equipment.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

As the holder of approximately 75% of the Company’s outstanding voting securities, Helios and Matheson Information Technology Ltd. will have significant influence on matters requiring shareholder approval, and will control matters which require only majority shareholder approval which includes the election of directors and approval of certain corporate transactions.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Executive Officers

The following table sets forth the names, ages and offices of the Company’s current executive officers.

Name	Age	Title
Divya Ramachandran	33	President and Chief Executive Officer

Umesh Ahuja	39	Chief Financial Officer

Divya Ramachandran. Please see the biographical information included in the discussion of Proposal 1.

Umesh Ahuja has been the Company’s Chief Financial Officer since November 11, 2010. Mr. Ahuja is a CWA (India) and has passed the CPA exam in the United States but has not sought certification in any state. Mr. Ahuja has 16 years of corporate experience.  Since June 2009, he was Vice President of Helios and Matheson Global Services, a wholly owned subsidiary of the Company located in Bangalore, India. From 1998 to 2009, Mr. Ahuja served as Assistant Vice President of Genpact India, a global leader in business process and technology management services.

Summary Compensation Table for 2012 and 2011

The following table sets forth certain information regarding all compensation awarded to, earned by or paid to our principal executive officer (the "named executive officer") for services rendered in all capacities during the years ended December 31, 2012 and 2011.  During the last two fiscal years, no one other than the named executive officer received compensation in an amount in excess of $100,000.

Summary of Compensation table for 2012 and 2011

Name and Principal position	Year	Salary		Options Awards	Performance Bonus	All Other Compensation		Total

Divya Ramachandran	2012	250,000	(1)	-	-	69,600	(2)	319,600
President and Chief Executive Officer	2011	185,000	(3)	-	-	71,634	(4)	256,634

(1) In February 2012 Ms. Ramachandran’s salary was retroactively increased from $120,000 to $250,000 as of July 1, 2011 which resulted in total compensation of $185,000 for 2011. Of this amount, $65,000 was paid during 2012 but was earned during 2011.

(2) Re-imbursement of rent expense excludes amount of $54,000 which was approved for the year 2011 but paid during 2012.

(3) Includes $65,000 which was earned in the year 2011 but paid during 2012.

(4) Includes relocation expenses of $17,634 and also includes a rent expense reimbursement of $54,000 which was approved for the year 2011 but paid during 2012.

On February 13, 2012, the Company’s Compensation Committee decided to retroactively increase Ms. Ramachandran’s compensation.  As of July 1, 2011, Ms. Ramachandran’s annual base salary was increased to $250,000 and effective as of April 1, 2011. Ms. Ramachandran is also entitled to be reimbursed for her monthly rent and utility expenses.

Option Exercises for 2012

No options were exercised by the named executive officer of the Company during 2012.

Outstanding Equity Awards at 2012 Fiscal Year End

The named executive officer did not hold equity compensation awards as of December 31, 2012.

Employment Agreements

There are currently no employment agreements with the Company’s named executive officer.

Director Compensation

The following table sets forth certain information regarding compensation for services rendered by the Company’s directors during the fiscal year ended December 31, 2012.  During the fiscal year ended December 31, 2012, there were no stock awards granted to directors.

Name	Fees Earned or Paid in Cash (a)
Srinivasaiyer Jambunathan	$30,000
Daniel L. Thomas	$15,000
Kishan Grama Ananthram	$30,000
Viraj Patel	$20,000
Divya Ramachandran	$-

(a)
Non Employee directors received non-employee directors’ compensation of $7,500 per quarter during 2012.  Each director is reimbursed for travel and other reasonable expenses incurred as related to the business of the Company.

(b)	Additionally, a former director, Daniel L. Thomas was paid an additional $15,000 for consulting services.

SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, proposals by shareholders that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting must be received by us no later than the close of business on January 1, 2014 in order to be considered for inclusion in our proxy materials relating to the next annual meeting.  Such proposals shall be addressed to our Secretary at our corporate headquarters and may be included in next year's annual meeting proxy materials if they comply with rules and regulations of the Securities and Exchange Commission (“SEC”) governing shareholder proposals.

Recommendations from shareholders which are received after the deadline likely will not be considered timely for consideration by the Board for next year’s Annual Meeting.

OTHER BUSINESS

The Board of Directors of the Company is not aware of any other matters to come before the Annual Meeting.  If any other matter should come before the meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.

MULTIPLE SHAREHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) under the Exchange Act, one proxy statement will be delivered to two or more shareholders who share an address, unless we have received contrary instructions from one or more of the shareholders.  We will deliver promptly upon written or oral request a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the proxy statement was delivered.  Requests for additional copies of the proxy statement, and requests that in the future separate proxy statements be sent to shareholders who share an address, should be directed to Helios and Matheson Information Technology Inc., Attn: Mr. Umesh Ahuja, Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, (212) 979-8228.  In addition, shareholders who share a single address but receive multiple copies of the proxy statement may request that in the future they receive a single copy by contacting us at the address and phone number set forth in the prior sentence.

A COPY OF THE 2012 ANNUAL REPORT TO SHAREHOLDERS ACCOMPANIES THIS PROXY STATEMENT.  COPIES OF THE COMPANY’S FORM 10-K REPORT FOR FISCAL YEAR 2012, INCLUDING EXHIBITS, CONTAINING INFORMATION ON OPERATIONS AND THE COMPANY’S FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE UPON WRITTEN REQUEST WITHOUT CHARGE FOR REQUESTORS WHO INCLUDE IN THEIR WRITTEN REQUEST A GOOD FAITH REPRESENTATION THAT, AS OF MARCH 28, 2013, SUCH REQUESTOR WAS A BENEFICIAL OWNER OF THE COMPANY’S COMMON STOCK.  PLEASE WRITE TO:

HELIOS AND MATHESON INFORMATION TECHNOLOGY INC.
EMPIRE STATE BUILDING
350 FIFTH AVENUE
SUITE # 7520
NEW YORK, NY 10118
ATTENTION:  UMESH AHUJA, SECRETARY

COPIES MAY ALSO BE OBTAINED WITHOUT CHARGE THROUGH THE SEC’S WORLD WIDE WEB SITE AT http://www.sec.gov

APPENDIX A

Certificate of Amendment
of
Certificate of Incorporation
of
Helios and Matheson Information Technology Inc.

Under Section 242 of the Delaware General Corporation Law

Helios and Matheson Information Technology Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

The Certificate of Incorporation of the Corporation is hereby amended as follows:

1.         Article First is hereby amended to read as follows:

The name of the corporation is Helios and Matheson Analytics Inc. (hereinafter referred to as the “Corporation”).

The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this ____ day of __________, 2013.

Divya Ramachandran
Chief Executive Officer

HELIOS AND MATHESON INFORMATION TECHNOLOGY INC
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Ms. Divya Ramachandran, President and Chief Executive Officer, Helios and Matheson Information Technology Inc., a Delaware corporation (the “Company”), as proxy for the undersigned, with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of common stock, $0.01 par value per share, of the Company that the undersigned is entitled to vote at the 2013 Annual Meeting of Shareholders of the Company, to be held on …………………………, 2013, at 10:00 a.m. (local time), at the offices of the Company’s headquarter located at Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, New York 10118 and at any and all adjournments or postponements thereof, in accordance with the directions as follows with respect to the following matters (and with discretionary authority as to any and all other):

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU SIGN AND RETURN THIS PROXY WITHOUT GIVING ANY INSTRUCTION, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES NAMED BELOW AND FOR ALL OTHER PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders: The Proxy Statement, Annual
Report and other Proxy Materials are available at: http://www.hmny.com

Please mark your votes as indicated in this example **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 and 3. Please mark your votes as in this example /x/.

	FOR ALL NOMINEES listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below	EXCEPTIONS
1. Election of Directors Nominees	☐	☐	☐

01 Srinivasaiyer Jambunathan
02 Kishan Grama Ananthram
03 Divya Ramachandran
04 Viraj Patel

2. To ratify the appointment of Mercadien P.C., as the independent public accountants of the Company for the fiscal year ending December 31, 2013.

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

4. Advisory vote on frequency of holding a vote on executive compensation.

One Year	Two Years	Three Years
☐	☐	☐

5. Advisory vote on executive compensation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Signature(s)____ Dated____________2013

NOTE:  Please sign exactly as the name appears on this card.  When shares are held by two or more persons, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

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